Exhibit 99.B(a)(28)

ARTICLES SUPPLEMENTARY

TO

ARTICLES OF INCORPORATION

OF

ING PARTNERS, INC.

ING Partners, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

SECOND:  The total number of shares of Capital Stock that the Corporation currently has authority to issue is Sixteen Billion, Six Hundred Million (16,600,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Sixteen Million, Six Hundred Thousand Dollars ($16,600,000);

THIRD:  Pursuant to Sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, at a meeting duly convened and held on May 14, 2009, adopted resolutions increasing the authorized Capital Stock of the Corporation by Two Billion (2,000,000,000) shares to a total of Eighteen Billion, Six Hundred Million (18,600,000,000) shares, with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Eighteen Million, Six Hundred Thousand Dollars ($18,600,000).  Under a power contained in the charter of the Corporation (the “Charter”), the Board of Directors further classified One Billion (1,000,000,000) authorized and unissued shares of Capital Stock of the Corporation, as herein increased, as follows:

Name of Class	Shares Allocated

ING Index Solution 2055 Portfolio – Initial Class	100,000,000
ING Index Solution 2055 Portfolio – Adviser Class	100,000,000
ING Index Solution 2055 Portfolio – Service Class	100,000,000
ING Index Solution 2055 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2055 Portfolio – Class T	100,000,000
ING Solution 2055 Portfolio – Initial Class	100,000,000
ING Solution 2055 Portfolio – Adviser Class	100,000,000
ING Solution 2055 Portfolio – Service Class	100,000,000
ING Solution 2055 Portfolio – Service 2 Class	100,000,000
ING Solution 2055 Portfolio – Class T	100,000,000

FOURTH:

Section 4.1             A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

The shares of ING Index Solution 2055 Portfolio - Initial Class, shares of ING Index Solution 2055 Portfolio - Adviser Class, shares of ING Index Solution 2055 Portfolio - Service Class, shares of ING Index Solution 2055 Portfolio - Service 2 Class and shares of ING Index Solution 2055 Portfolio - Class T shall represent an investment in a common investment portfolio.

The shares of ING Solution 2055 Portfolio - Initial Class, shares of ING Solution 2055 Portfolio - Adviser Class, shares of ING Solution 2055 Portfolio - Service Class, shares of ING Solution 2055 Portfolio - Service 2 Class and shares of ING Index Solution 2025 Portfolio - Class T shall represent an investment in a common investment portfolio.

Section 4.2             A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a “Class”) and each common investment portfolio of the Corporation (each hereinafter referred to as a “Portfolio”) is set forth in the Charter with respect to its shares generally and to the following:

(i)            Except for the differences set forth below or elsewhere in the Charter or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

(ii)           The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation’s multiple class plan (the “Plan”), adopted in accordance with Rule 18f-3 under the Investment Company Act, as such Plan may then be in effect.

(iii)          The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

(iv)          Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

Section 4.3(a)        Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of ING Solution 2055 Portfolio and ING Solution Income Portfolio, shall effect the transactions described below (each, a “Reorganization”):

(i)            As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Solution 2055 Portfolio — Initial Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2055 Portfolio — Initial Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2055 Portfolio — Initial Class in complete liquidation of the ING Solution 2055 Portfolio — Initial Class and acquisition of all such outstanding shares of ING Solution 2055 Portfolio — Initial Class.

(ii)           As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Solution 2055 Portfolio — Adviser Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2055 Portfolio — Adviser Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2055 Portfolio — Adviser Class in complete liquidation of the ING Solution 2055 Portfolio — Adviser Class and acquisition of all such outstanding shares of ING Solution 2055 Portfolio — Adviser Class.

(iii)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Solution 2055 Portfolio — Service Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2055 Portfolio — Service Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2055 Portfolio — Service Class in complete liquidation of the ING Solution 2055 Portfolio — Service Class and acquisition of all such outstanding shares of ING Solution 2055 Portfolio — Service Class.

(iv)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Solution 2055 Portfolio — Service 2 Class shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2055 Portfolio — Service 2 Class and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2055 Portfolio — Service 2 Class in complete liquidation of the ING Solution 2055 Portfolio — Service 2 Class and acquisition of all such outstanding shares of ING Solution 2055 Portfolio — Service 2 Class.

(v)           As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Solution 2055 Portfolio — Class T shall automatically be exchanged for that number of shares of the ING Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Solution 2055 Portfolio — Class T and (ii) such shares of ING Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Solution 2055 Portfolio — Class T in complete liquidation of the ING Solution 2055 Portfolio — Class T and acquisition of all such outstanding shares of ING Solution 2055 Portfolio — Class T.

As of the date of a Reorganization, the number of authorized shares of the applicable Class of ING Solution Income Portfolio will increase by such number of shares of the ING Solution Income Portfolio to be issued and distributed as described above.  Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series.  The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto).  Notwithstanding any other provision in this Section 4.3(a), the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

Section 4.3(b)        Subject to compliance with the requirements of the Investment Company Act and the satisfaction of the conditions described herein, and without any action by the holders of shares, the Corporation, on behalf of ING Index Solution 2055 Portfolio and ING Index Solution Income Portfolio, shall effect the transactions described below (each, a “Reorganization”):

(i)            As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Index Solution 2055 Portfolio — Initial Class shall automatically be exchanged for that number of shares of the ING Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Index Solution 2055 Portfolio — Initial Class and (ii) such shares of ING Index Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Index Solution 2055 Portfolio — Initial Class in complete liquidation of the ING Index Solution 2055 Portfolio — Initial Class and acquisition of all such outstanding shares of ING Index Solution 2055 Portfolio — Initial Class.

(ii)           As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Index Solution 2055 Portfolio — Adviser Class shall automatically be exchanged for that number of shares of the ING Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Index Solution 2055 Portfolio — Adviser Class and (ii) such shares of ING Index Solution Income Portfolio shall be issued and distributed to the holders of shares of ING

Index Solution 2055 Portfolio — Adviser Class in complete liquidation of the ING Index Solution 2015 Portfolio — Adviser Class and acquisition of all such outstanding shares of ING Index Solution 2055 Portfolio — Adviser Class.

(iii)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Index Solution 2055 Portfolio — Service Class shall automatically be exchanged for that number of shares of the ING Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Index Solution 2055 Portfolio — Service Class and (ii) such shares of ING Index Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Index Solution 2055 Portfolio — Service Class in complete liquidation of the ING Index Solution 2015 Portfolio — Service Class and acquisition of all such outstanding shares of ING Index Solution 2055 Portfolio — Service Class.

(iv)          As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Index Solution 2055 Portfolio — Service 2 Class shall automatically be exchanged for that number of shares of the ING Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Index Solution 2055 Portfolio — Service 2 Class and (ii) such shares of ING Index Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Index Solution 2055 Portfolio — Service 2 Class in complete liquidation of the ING Index Solution 2055 Portfolio — Service 2 Class and acquisition of all such outstanding shares of ING Index Solution 2055 Portfolio — Service 2 Class.

(v)        As of the close of business on a date set by the Board of Directors (i) the assets and liabilities belonging to the shares of ING Index Solution 2055 Portfolio — Class T shall automatically be exchanged for that number of shares of the ING Index Solution Income Portfolio having the aggregate net asset value equal to the aggregate net asset value of the shares of ING Index Solution 2055 Portfolio — Class T and (ii) such shares of ING Index Solution Income Portfolio shall be issued and distributed to the holders of shares of ING Index Solution 2055 Portfolio — Class T in complete liquidation of the ING Index Solution 2055 Portfolio — Class T and acquisition of all such outstanding shares of ING Index Solution 2055 Portfolio — Class T.

As of the date of a Reorganization, the number of authorized shares of the applicable Class of ING Index Solution Income Portfolio will increase by such number of shares of the ING Index Solution Income Portfolio to be issued and distributed as described above.  Upon the completion of a Reorganization, the authorized but unissued shares of the reorganizing Portfolio, and the outstanding shares of such Portfolio acquired by such Portfolio pursuant to the liquidation of such Portfolio, shall return to the status of authorized but unissued shares of stock without classification or designation as to class or series.  The date set by the Board of Directors for any Reorganization shall be no earlier than the applicable Target Date (as defined with respect to each Portfolio in the Registration Statement covering the shares of such Portfolio, and the form of prospectus included therein, and any amendments thereto).  Notwithstanding any other provision in this Section 4.3(b), the Reorganization of any Class of a Portfolio shall not be effective, unless the Board of Directors determines, in advance of the Reorganization, that such

Reorganization is in the best interests of (i) the shareholders of each Portfolio and (ii) the Corporation.

FIFTH:  (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

Name of Class	Shares Allocated

ING American Century Large Company Value Portfolio – Initial Class	100,000,000
ING American Century Large Company Value Portfolio – Adviser Class	100,000,000
ING American Century Large Company Value Portfolio – Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Service 2 Class	100,000,000
ING Baron Asset Portfolio – Initial Class	100,000,000
ING Baron Asset Portfolio – Adviser Class	100,000,000
ING Baron Asset Portfolio – Service Class	100,000,000
ING Baron Asset Portfolio – Service 2 Class	100,000,000
ING Baron Small Cap Growth Portfolio – Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio – Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio – Service Class	100,000,000
ING Baron Small Cap Growth Portfolio – Service 2 Class	100,000,000
ING Columbia Small Cap Value Portfolio – Initial Class	100,000,000
ING Columbia Small Cap Value Portfolio – Adviser Class	100,000,000
ING Columbia Small Cap Value Portfolio – Service Class	100,000,000
ING Columbia Small Cap Value Portfolio – Service 2 Class	100,000,000
ING Davis New York Venture Portfolio – Initial Class	100,000,000
ING Davis New York Venture Portfolio – Adviser Class	100,000,000
ING Davis New York Venture Portfolio – Service Class	100,000,000
ING Davis New York Venture Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Adviser Class	100,000,000

Name of Class	Shares Allocated

ING Fidelity® VIP Mid Cap Portfolio – Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio – Initial Class	100,000,000
ING Index Solution 2015 Portfolio – Adviser Class	100,000,000
ING Index Solution 2015 Portfolio – Service Class	100,000,000
ING Index Solution 2015 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio – Class T	100,000,000
ING Index Solution 2025 Portfolio – Initial Class	100,000,000
ING Index Solution 2025 Portfolio – Adviser Class	100,000,000
ING Index Solution 2025 Portfolio – Service Class	100,000,000
ING Index Solution 2025 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2025 Portfolio – Class T	100,000,000
ING Index Solution 2035 Portfolio – Initial Class	100,000,000
ING Index Solution 2035 Portfolio – Adviser Class	100,000,000
ING Index Solution 2035 Portfolio – Service Class	100,000,000
ING Index Solution 2035 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2035 Portfolio – Class T	100,000,000
ING Index Solution 2045 Portfolio – Initial Class	100,000,000
ING Index Solution 2045 Portfolio – Adviser Class	100,000,000
ING Index Solution 2045 Portfolio – Service Class	100,000,000
ING Index Solution 2045 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2045 Portfolio – Class T	100,000,000
ING Index Solution Income Portfolio – Initial Class	100,000,000
ING Index Solution Income Portfolio – Adviser Class	100,000,000
ING Index Solution Income Portfolio – Service Class	100,000,000
ING Index Solution Income Portfolio – Service 2 Class	100,000,000
ING Index Solution Income Portfolio – Class T	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Initial Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Adviser Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Service 2 Class	100,000,000
ING Neuberger Berman Partners Portfolio – Initial Class	100,000,000
ING Neuberger Berman Partners Portfolio – Adviser Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service 2 Class	100,000,000
ING Oppenheimer Global Portfolio – Initial Class	250,000,000
ING Oppenheimer Global Portfolio – Adviser Class	100,000,000
ING Oppenheimer Global Portfolio – Service Class	100,000,000
ING Oppenheimer Global Portfolio – Service 2 Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Initial Class	100,000,000

Name of Class	Shares Allocated

ING Oppenheimer Strategic Income Portfolio – Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service 2 Class	100,000,000
ING PIMCO Total Return Portfolio – Initial Class	100,000,000
ING PIMCO Total Return Portfolio – Adviser Class	100,000,000
ING PIMCO Total Return Portfolio – Service Class	100,000,000
ING PIMCO Total Return Portfolio – Service 2 Class	100,000,000
ING Pioneer High Yield Portfolio – Initial Class	100,000,000
ING Pioneer High Yield Portfolio – Adviser Class	100,000,000
ING Pioneer High Yield Portfolio – Service Class	100,000,000
ING Pioneer High Yield Portfolio – Service 2 Class	100,000,000
ING Solution 2015 Portfolio – Initial Class	100,000,000
ING Solution 2015 Portfolio – Adviser Class	100,000,000
ING Solution 2015 Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Service 2 Class	100,000,000
ING Solution 2015 Portfolio – Class T	100,000,000
ING Solution 2025 Portfolio – Initial Class	100,000,000
ING Solution 2025 Portfolio – Adviser Class	100,000,000
ING Solution 2025 Portfolio – Service Class	100,000,000
ING Solution 2025 Portfolio – Service 2 Class	100,000,000
ING Solution 2025 Portfolio – Class T	100,000,000
ING Solution 2035 Portfolio – Initial Class	100,000,000
ING Solution 2035 Portfolio – Adviser Class	100,000,000
ING Solution 2035 Portfolio – Service Class	100,000,000
ING Solution 2035 Portfolio – Service 2 Class	100,000,000
ING Solution 2035 Portfolio – Class T	100,000,000
ING Solution 2045 Portfolio – Initial Class	100,000,000
ING Solution 2045 Portfolio – Adviser Class	100,000,000
ING Solution 2045 Portfolio – Service Class	100,000,000
ING Solution 2045 Portfolio – Service 2 Class	100,000,000
ING Solution 2045 Portfolio – Class T	100,000,000
ING Solution Growth and Income Portfolio – Initial Class	100,000,000
ING Solution Growth and Income Portfolio – Adviser Class	100,000,000
ING Solution Growth and Income Portfolio – Service Class	100,000,000
ING Solution Growth Portfolio – Initial Class	100,000,000
ING Solution Growth Portfolio – Adviser Class	100,000,000
ING Solution Growth Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Initial Class	100,000,000
ING Solution Income Portfolio – Adviser Class	100,000,000
ING Solution Income Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Service 2 Class	100,000,000
ING Solution Income Portfolio – Class T	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Adviser Class	100,000,000

Name of Class	Shares Allocated

ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Service Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Service 2 Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service 2 Class	100,000,000
ING Templeton Foreign Equity Portfolio – Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio – Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service 2 Class	100,000,000
ING Thornburg Value Portfolio – Initial Class	100,000,000
ING Thornburg Value Portfolio – Adviser Class	100,000,000
ING Thornburg Value Portfolio – Service Class	100,000,000
ING Thornburg Value Portfolio – Service 2 Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Service 2 Class	100,000,000
ING Van Kampen Comstock Portfolio – Initial Class	100,000,000
ING Van Kampen Comstock Portfolio – Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio – Service Class	100,000,000
ING Van Kampen Comstock Portfolio – Service 2 Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Adviser Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Service 2 Class	100,000,000

for a total of Fifteen Billion, Four Hundred Million (15,400,000,000) shares classified into separate Portfolios and Classes of Capital Stock, with One Billion, Two Hundred Million (1,200,000,000) shares being unclassified.

(b) After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

Name of Class	Shares Allocated

ING American Century Large Company Value Portfolio – Initial Class	100,000,000
ING American Century Large Company Value Portfolio – Adviser Class	100,000,000
ING American Century Large Company Value Portfolio – Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Initial Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Adviser Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Service Class	100,000,000
ING American Century Small-Mid Cap Value Portfolio – Service 2 Class	100,000,000

Name of Class	Shares Allocated

ING Baron Asset Portfolio – Initial Class	100,000,000
ING Baron Asset Portfolio – Adviser Class	100,000,000
ING Baron Asset Portfolio – Service Class	100,000,000
ING Baron Asset Portfolio – Service 2 Class	100,000,000
ING Baron Small Cap Growth Portfolio – Initial Class	100,000,000
ING Baron Small Cap Growth Portfolio – Adviser Class	100,000,000
ING Baron Small Cap Growth Portfolio – Service Class	100,000,000
ING Baron Small Cap Growth Portfolio – Service 2 Class	100,000,000
ING Columbia Small Cap Value Portfolio – Initial Class	100,000,000
ING Columbia Small Cap Value Portfolio – Adviser Class	100,000,000
ING Columbia Small Cap Value Portfolio – Service Class	100,000,000
ING Columbia Small Cap Value Portfolio – Service 2 Class	100,000,000
ING Davis New York Venture Portfolio – Initial Class	100,000,000
ING Davis New York Venture Portfolio – Adviser Class	100,000,000
ING Davis New York Venture Portfolio – Service Class	100,000,000
ING Davis New York Venture Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service Class	100,000,000
ING Fidelity® VIP Contrafund® Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service Class	100,000,000
ING Fidelity® VIP Equity-Income Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service Class	100,000,000
ING Fidelity® VIP Growth Portfolio – Service 2 Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Initial Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Adviser Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Service Class	100,000,000
ING Fidelity® VIP Mid Cap Portfolio – Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio – Initial Class	100,000,000
ING Index Solution 2015 Portfolio – Adviser Class	100,000,000
ING Index Solution 2015 Portfolio – Service Class	100,000,000
ING Index Solution 2015 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2015 Portfolio – Class T	100,000,000
ING Index Solution 2025 Portfolio – Initial Class	100,000,000
ING Index Solution 2025 Portfolio – Adviser Class	100,000,000
ING Index Solution 2025 Portfolio – Service Class	100,000,000
ING Index Solution 2025 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2025 Portfolio – Class T	100,000,000
ING Index Solution 2035 Portfolio – Initial Class	100,000,000
ING Index Solution 2035 Portfolio – Adviser Class	100,000,000

Name of Class	Shares Allocated

ING Index Solution 2035 Portfolio – Service Class	100,000,000
ING Index Solution 2035 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2035 Portfolio – Class T	100,000,000
ING Index Solution 2045 Portfolio – Initial Class	100,000,000
ING Index Solution 2045 Portfolio – Adviser Class	100,000,000
ING Index Solution 2045 Portfolio – Service Class	100,000,000
ING Index Solution 2045 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2045 Portfolio – Class T	100,000,000
ING Index Solution 2055 Portfolio – Initial Class	100,000,000
ING Index Solution 2055 Portfolio – Adviser Class	100,000,000
ING Index Solution 2055 Portfolio – Service Class	100,000,000
ING Index Solution 2055 Portfolio – Service 2 Class	100,000,000
ING Index Solution 2055 Portfolio – Class T	100,000,000
ING Index Solution Income Portfolio – Initial Class	100,000,000
ING Index Solution Income Portfolio – Adviser Class	100,000,000
ING Index Solution Income Portfolio – Service Class	100,000,000
ING Index Solution Income Portfolio – Service 2 Class	100,000,000
ING Index Solution Income Portfolio – Class T	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Initial Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Adviser Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service Class	100,000,000
ING JPMorgan Mid Cap Value Portfolio – Service 2 Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Initial Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Adviser Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Service Class	100,000,000
ING Legg Mason Partners Aggressive Growth Portfolio – Service 2 Class	100,000,000
ING Neuberger Berman Partners Portfolio – Initial Class	100,000,000
ING Neuberger Berman Partners Portfolio – Adviser Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service Class	100,000,000
ING Neuberger Berman Partners Portfolio – Service 2 Class	100,000,000
ING Oppenheimer Global Portfolio – Initial Class	250,000,000
ING Oppenheimer Global Portfolio – Adviser Class	100,000,000
ING Oppenheimer Global Portfolio – Service Class	100,000,000
ING Oppenheimer Global Portfolio – Service 2 Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Initial Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Adviser Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service Class	100,000,000
ING Oppenheimer Strategic Income Portfolio – Service 2 Class	100,000,000
ING PIMCO Total Return Portfolio – Initial Class	100,000,000
ING PIMCO Total Return Portfolio – Adviser Class	100,000,000
ING PIMCO Total Return Portfolio – Service Class	100,000,000
ING PIMCO Total Return Portfolio – Service 2 Class	100,000,000
ING Pioneer High Yield Portfolio – Initial Class	100,000,000
ING Pioneer High Yield Portfolio – Adviser Class	100,000,000

Name of Class	Shares Allocated

ING Pioneer High Yield Portfolio – Service Class	100,000,000
ING Pioneer High Yield Portfolio – Service 2 Class	100,000,000
ING Solution 2015 Portfolio – Initial Class	100,000,000
ING Solution 2015 Portfolio – Adviser Class	100,000,000
ING Solution 2015 Portfolio – Service Class	100,000,000
ING Solution 2015 Portfolio – Service 2 Class	100,000,000
ING Solution 2015 Portfolio – Class T	100,000,000
ING Solution 2025 Portfolio – Initial Class	100,000,000
ING Solution 2025 Portfolio – Adviser Class	100,000,000
ING Solution 2025 Portfolio – Service Class	100,000,000
ING Solution 2025 Portfolio – Service 2 Class	100,000,000
ING Solution 2025 Portfolio – Class T	100,000,000
ING Solution 2035 Portfolio – Initial Class	100,000,000
ING Solution 2035 Portfolio – Adviser Class	100,000,000
ING Solution 2035 Portfolio – Service Class	100,000,000
ING Solution 2035 Portfolio – Service 2 Class	100,000,000
ING Solution 2035 Portfolio – Class T	100,000,000
ING Solution 2045 Portfolio – Initial Class	100,000,000
ING Solution 2045 Portfolio – Adviser Class	100,000,000
ING Solution 2045 Portfolio – Service Class	100,000,000
ING Solution 2045 Portfolio – Service 2 Class	100,000,000
ING Solution 2045 Portfolio – Class T	100,000,000
ING Solution 2055 Portfolio – Initial Class	100,000,000
ING Solution 2055 Portfolio – Adviser Class	100,000,000
ING Solution 2055 Portfolio – Service Class	100,000,000
ING Solution 2055 Portfolio – Service 2 Class	100,000,000
ING Solution 2055 Portfolio – Class T	100,000,000
ING Solution Growth and Income Portfolio – Initial Class	100,000,000
ING Solution Growth and Income Portfolio – Adviser Class	100,000,000
ING Solution Growth and Income Portfolio – Service Class	100,000,000
ING Solution Growth Portfolio – Initial Class	100,000,000
ING Solution Growth Portfolio – Adviser Class	100,000,000
ING Solution Growth Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Initial Class	100,000,000
ING Solution Income Portfolio – Adviser Class	100,000,000
ING Solution Income Portfolio – Service Class	100,000,000
ING Solution Income Portfolio – Service 2 Class	100,000,000
ING Solution Income Portfolio – Class T	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Initial Class	250,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Service Class	100,000,000
ING T. Rowe Price Diversified Mid Cap Growth Portfolio – Service 2 Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Initial Class	100,000,000

Name of Class	Shares Allocated

ING T. Rowe Price Growth Equity Portfolio – Adviser Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service Class	100,000,000
ING T. Rowe Price Growth Equity Portfolio – Service 2 Class	100,000,000
ING Templeton Foreign Equity Portfolio – Initial Class	100,000,000
ING Templeton Foreign Equity Portfolio – Adviser Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service Class	100,000,000
ING Templeton Foreign Equity Portfolio – Service 2 Class	100,000,000
ING Thornburg Value Portfolio – Initial Class	100,000,000
ING Thornburg Value Portfolio – Adviser Class	100,000,000
ING Thornburg Value Portfolio – Service Class	100,000,000
ING Thornburg Value Portfolio – Service 2 Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Initial Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Adviser Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Service Class	100,000,000
ING UBS U.S. Large Cap Equity Portfolio – Service 2 Class	100,000,000
ING Van Kampen Comstock Portfolio – Initial Class	100,000,000
ING Van Kampen Comstock Portfolio – Adviser Class	100,000,000
ING Van Kampen Comstock Portfolio – Service Class	100,000,000
ING Van Kampen Comstock Portfolio – Service 2 Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Initial Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Adviser Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Service Class	100,000,000
ING Van Kampen Equity and Income Portfolio – Service 2 Class	100,000,000

for a total of Sixteen Billion, Four Hundred Million (16,400,000,000) shares classified into separate Portfolios and Classes of Capital Stock, with Two Billion, Two Hundred Million (2,200,000,000) shares being unclassified.

The undersigned Senior Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Senior Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Senior Vice President and attested by its Secretary as of the 22nd day of June, 2009.

ATTEST:	ING PARTNERS, INC.

/s/ Huey P. Falgout, Jr.	/s/ Todd Modic
Name: Huey P. Falgout, Jr.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

CERTIFICATE

THE UNDERSIGNED, Senior Vice President of ING Partners, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President